                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Amendment No. 1 to the Quarterly Report of Blue Dolphin Energy Company (the "Company") on Form 10-QSB/A for the period ended June 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Gregory W. Starks, Treasurer (Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory W. Starks
---------------------
Gregory W. Starks
Treasurer
Principal Accounting and Financial Officer

Date: November 10, 2005